EARNINGS PER SHARE	6 Months Ended
Jun. 30, 2021
Earnings Per Share [Abstract]
Earnings Per Share
10.	EARNINGS PER SHARE
The following table sets forth a reconciliation of the numerator and denominator used to compute basic earnings and diluted per share of common stock. Basic earnings per share is applicable only for the period from January 29, 2021 through June 30, 2021, which is the period following the reorganization GGH into Greenidge (as described in Note 2) and presents the period that the Company had outstanding common stock.

	Three Months Ended June 30, 2021	Six Months Ended June 30, 2021
Numerator
Net income	$3,518	$4,797
Less: Net income attributable to the member units before the reorganization	(648)	(648)

Net income attributable to Greenidge	$2,870	$4,149

Denominator
Basic weighted average shares outstanding	28,320	28,283
Dilutive effect of equity awards	625	482
Dilutive effect of convertible preferred stock	6,480	6,480

Diluted weighted average shares outstanding	35,425	35,245

Earnings per share
Basic	$0.10	$0.15
Diluted	$0.08	$0.12
Prior to the reorganization, there were no shares of common stock outstanding, and the LLC structure of GGH consisted of member units. The Company analyzed the calculation of earnings per unit for periods prior to the reorganization and determined that it resulted in values that would not be meaningful to the users of these consolidated financial statements. Therefore, earnings per share information has not been presented for the periods during 2020.
For the three and six months ended June 30, 2021 there were no shares excluded from the calculation of diluted earnings per share.